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                                                                   EXHIBIT 10.25

                           SOUTHERN ENERGY HOMES, INC.
                            2002 INCENTIVE AWARD PLAN

1.       PURPOSE.

         The purposes of the 2002 Incentive Award Plan (the "Plan") are to provide long-term incentives and rewards to those employees largely responsible for the success and growth of Southern Energy Homes, Inc. and its subsidiaries and divisions (the "Company"), to assist the Company in attracting and retaining personnel with experience and ability on a basis competitive with industry practices, and to associate the interests of such key employees with those of the Company's shareholders.

2.       ADMINISTRATION OF THE PLAN.

         (a) Committee. The Plan shall be administered by the Board of Directors or by a Committee of the Board of Directors consisting solely of two or more "non-employee directors," as defined from time to time in Rule l6b-3 promulgated under the Securities Exchange Act of 1934, who shall be designated by the Board of Directors of the Company (the administering body is hereafter referred to as the "Committee"). The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused.

         (b) Committee Actions. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

         (c) Committee Powers. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to (i) select the employees to be granted awards under the Plan ("Participants"), (ii) determine the type, size and terms of awards to be made to each Participant, including whether or not such awards shall be issued for any consideration and, if issued for consideration, the amount and type of consideration, (iii) determine the consideration to be paid upon exercise of an ISO or NSO, as defined herein, (iv) determine the time when awards will be granted and (v) establish objectives and conditions for awards, including any holding period for awards or securities awarded, the effects of termination of employment or disability on awards, vesting requirements and the form of payment of awards. The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate, except that the Committee may not delegate its authority with regard to any matter or action affecting an officer or other person subject to Section 16 of the 1934 Act.

         (d) The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any employee of the Company.

3.       ELIGIBILITY.

         (a) Active full-time and part-time key employees of the Company, its subsidiaries and divisions, whether or not directors of the Company, shall be eligible to participate in the Plan; directors of the Company who are not employees are not eligible. Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary, as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder. Options designated as non-qualified options may be granted to officers, key


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employees and advisors of the Company or of any of its subsidiaries. The
Committee, or its delegate, shall designate Participants from among such eligible key employees.

         (b) In determining the eligibility of an individual or person to be granted an award, as well as in determining the number or type of awards to be granted to any individual or group, the Committee shall take into account the position and responsibilities of the individual or persons being considered, the nature and value to the Company or its subsidiaries of his or her or its service and accomplishments, his or her or its present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

         (c) Subject to the limits set forth in this Plan, the Committee at any time may grant additional awards to Participants to whom the Committee had previously granted awards, so that a Participant may hold more than one award at the same time.

4.       AWARDS.

         (a) Types. The Committee may authorize awards under the Plan of any one or a combination of: nonqualified stock options ("NSO"), incentive stock options ("ISO"), and restricted stock. The Committee may make any other type of award which it shall determine is consistent with the objectives and limitations of the Plan. All Incentive Stock Options ("ISOs") awarded hereunder are intended to comply with Internal Revenue Code of 1986, as amended ("Code"), Sections 422 and 424 and all provisions of the Plan and all ISOs granted shall be construed to effectuate that intent. Each award shall be subject to the terms and conditions set forth herein and as determined by the Committee. Committee determinations as to eligibility, form, amount and timing of awards, and other terms and conditions need not be uniform and may be made selectively among Participants who receive or are eligible for awards hereunder, whether or not such individuals are similarly situated.

         (b) Guidelines. The Committee may adopt from time to time policies for its implementation of the Plan. Such policies may include, but need not be limited to, the type, size and term of awards to be made to Participants who are eligible key employees and the conditions for payment of such awards. All awards shall be evidenced by a written agreement between the Participant and the Company in the form and containing the terms and conditions authorized by the Committee.

         (c) Multiple Awards. A Participant may be granted multiple awards under the Plan, and there are no minimum or maximum award amounts, except as limited by section 5(g) hereof.

5.       TERMS OF STOCK OPTIONS.

         The Committee may grant options qualifying as ISOs under the Code and NSOs (collectively "Stock Options"), and such Stock Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

         (a) Option Price. The option price per share with respect to each Stock Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Committee in accordance with the Treasury Regulations promulgated under Section 422 of the Code. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by reference to, and shall be equal to, the last reported sale price per share of the Common Stock on the Nasdaq National Market (or such other national securities exchange or trading system on which the Common Stock may then be listed or quoted) on the date of exercise (or if no such price is reported on such date, such price as is last reported on the nearest preceding date on which such price is reported). If the shares are not then either listed on any such exchange or quoted in NASDAQ/NMS, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.


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         (b)      Term of Option. The term of each Stock Option shall be fixed by the Committee, provided, however, that each option shall expire not more than ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

         (c) Payment. Stock Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) shares of Common Stock of the Company owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) any combination of (i) and (ii), provided, however, that payment of the exercise price by delivery of shares of Common Stock of the Company owned by such optionee may be made only under such circumstances and on such terms as may from time to time be established by the Committee. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee based on the fair market value of the Common Stock on the date the option is exercised as determined by the Committee in accordance with Section 5(a) hereof. With the consent of the Committee, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. No shares shall be issued until full payment therefor has been made. A grantee of a Stock Option shall have none of the rights of a stockholder until the shares are issued.

         (d) Exercise of Option. The shares covered by a Stock Option may be purchased in such installments and on such exercise dates as the Committee may determine. Any shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option. In no event (including those specified in paragraphs (e), (f) and (g) of this section below) shall any Stock Option be exercisable after its specified expiration period. To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (c) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty
(30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

         (e) Termination of Employment. Except as otherwise provided in this Section 5(e), an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate on the last day of the third month after the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

                  (i) If such termination of employment is because of dismissal for cause or because the employee is in breach of any employment agreement, such option will terminate on the date the optionee ceases to be an employee of the Company or one of its subsidiaries

                  (ii) If such termination of employment is because the optionee has become permanently disabled (within the meaning of Section 22
(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

                  (iii) In the event of the death of any optionee, any option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

         (f) Exercisability on Termination of Employment. Except as provided below, an option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable


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only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

                  (i) An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries because he or she has become permanently disabled, as defined above, shall be exercisable to the full number of shares covered by such option.

                  (ii) In the event of the death of any optionee, the option granted to such optionee may be exercised to the full number of shares covered thereby, whether or not under the provisions of Section 9 hereof the optionee was entitled to do so at the date of his or her death, by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

         (g) Limits on Incentive Stock Options. Except as may otherwise be permitted by the Code, the Committee shall not grant, in the aggregate under all plans of the Company, a Participant ISOs that are first exercisable during any one calendar year to the extent that the aggregate fair market value of the Common Stock with respect to which such ISOs are granted, at the time the ISOs are granted, exceeds $100,000.

6.       TERMS OF RESTRICTED STOCK.

         The Committee may issue shares of Common Stock to a Participant which shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe for the award of restricted stock ("RS"):

         (a) Requirement of Employment. A Participant awarded an RS must remain in the employment of the Company during a period designated by the Committee, but no less than three (3) years from the date of grant ("Restriction Period"). If the Participant leaves the employment of the Company prior to the end of the Restriction Period, the RS shall terminate and the shares of Common Stock shall be returned immediately to the Company; provided that the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion of the RS at different times during the Restriction Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable.

         (b) Restrictions on Transfer and Legend of Stock Certificates. During the Restriction Period, the Participant may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Common Stock. Each certificate for shares of Common Stock issued hereunder shall contained a legend giving appropriate notice of the restrictions in the grant.

         (c) Custody of Certificates. The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for shares of Common Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any award of RS that the Participant shall have delivered a stock power endorsed in blank relating to the RS.

         (d) Lapse of Restrictions. All restrictions imposed under the RS shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met. The Participant shall then be entitled to have the legend removed from the certificates.

         (e) Dividends. The Committee shall, in its discretion, at the time of the award of RS, provide that any dividends declared on the Common Stock during the Restriction Period shall either be (i) paid to the Participant, or
(ii) accumulated for the benefit of the Participant and paid to the Participant only after the expiration of the Restriction Period.

7.       SHARES OF STOCK SUBJECT TO THE PLAN.


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         (a)      Aggregate Shares. The shares that may be delivered or
purchased under the Plan shall not exceed an aggregate of 1,000,000 shares of Common Stock. Shares to be delivered or purchased under the Plan may be either shares of authorized but unissued Common Stock or treasury shares.

         (b) Reacquired Shares. In the event of a lapse, expiration, termination or cancellation of any award granted under the Plan without the issuance of shares or payment of cash, or if shares are issued as RS hereunder and are reacquired by the Company pursuant to rights reserved upon the issuance thereof, the shares subject to or reserved for such award may again be used for new awards hereunder; provided that in no event may the number of shares issued hereunder exceed the total number of shares reserved for issuance.

8.       DILUTION AND OTHER ADJUSTMENTS.

         (a) In the event of any change in the outstanding shares of Common Stock by reason of any split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Committee determines are necessary and appropriate, including, if necessary, an adjustment in the maximum number or kind of shares subject to the Plan or outstanding awards which may be or have been awarded to any Participant, to the end that the proportionate interest of the Participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Stock Options shall be made without change in the total price applicable to the unexercised portion of such Stock Options and with a corresponding adjustment in the option price per share. Such adjustment shall be conclusive and binding for all purposes of the Plan.

         (b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the Participants the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding Stock Options or awards in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Participant would have received had the option been exercised (to the extent then exercisable) or the Restricted Period on RS awards had accelerated or lapsed, and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the Participant, his or her or its award shall immediately terminate and be of no further force and effect. The value of the stock or other securities the Participant would have received if the option had been exercised shall be determined in good faith by the Committee of the Company, and in the case of shares of the Common Stock of the Company, in accordance with, the provision of Section 5(a) hereof. The Committee shall also have the power and right to accelerate the exercisability of any Stock Options or the lapse of Restricted Periods of RS awards, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any Stock Options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty percent (30%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty percent (30%) or more of the Company's Common Stock outstanding.

         (c) Upon dissolution or liquidation of the Company, all awards granted under this Plan shall terminate, but each option holder shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

         (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of an award or awards in


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a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant awards upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old award, or substitution of a new award for the old award, in conformity with the provisions of such Section 424(a) of the Code and the Treasury Regulations thereunder, and any such award shall not reduce the number of shares otherwise available for issuance under the Plan

         (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any award, but in the event any adjustment hereunder of the number of shares covered by the award shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

9.       MISCELLANEOUS PROVISIONS.

         (a) Rights as Shareholder. A Participant under the Plan shall have no rights as a holder of Common Stock with respect to awards of Stock Options hereunder, unless and until certificates for shares of Common Stock are issued to the Participant.

         (b) Assignment or Transfer. No awards under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, awards hereunder are exercisable only by, and payable only to, the Participant or if the Participant is disabled, by the participant's duly appointed guardian or legal representative.

         (c) Requirements for Transfer. No shares of Common Stock shall be issued or transferred under the Plan until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any issuance of shares of Common Stock made to any Participant upon such Participant's written undertaking to comply with such restrictions on his subsequent disposition of such shares as the Committee or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. It is intended that all exercises of Stock Options and lapse of restrictions on RS awards shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

         (d) Purchase for Investment; Rights of Holder on Subsequent Registration. Unless the shares to be issued pursuant to an award granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any award unless the person holding such award, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she or it is acquiring the shares issued pursuant to the award for his or her or its own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she or it will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an award shall have been granted or exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then the Company may take such action and may require from each Participant such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages arid liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused


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by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         (e) Withholding Taxes. The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock or upon exercise of Stock Options, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. Alternatively, with the approval of the Committee, which shall have to the sole discretion to grant such approval, the Company may issue or transfer the number of shares of Common Stock under an award net of the number of shares sufficient to satisfy the withholding tax requirements. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred. The obligation of the Company to make delivery of awards in cash or Common Stock shall be subject to currency or other restrictions imposed by any government.

         (f) No Rights to Awards. No employee or other person shall have any claim or right to be granted an award under the Plan.

         (g) Compliance with Section 16(b). It is intended that the provisions of the Plan and any transactions and each award thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule l6b-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting awards shall contain such provisions as are deemed necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act, to the extent permitted by law and deemed advisable by the Committee

         (h) Costs and Expenses. The cost and expenses of administering the Plan shall be borne by the Company and not charged to any award nor to any Participant receiving an award.

         (i) The Right of the Company to Terminate Employment. No provision in the Plan or any award shall confer upon any employee any right to continue in the employment of the Company or any subsidiary or division of the Company or to continue performing services for or to interfere in any way with the right of the Company or any subsidiary or division of the Company to terminate his employment or of the right of shareholders of the Company to remove such employee or person as a director at any time for any reason.

         (j) Approval of Shareholders, etc. The Company shall submit the Plan to its shareholders for approval within 12 months of the adoption of the Plan by the Board of Directors; provided further that unless shareholder approval is obtained within said twelve-month period, both the Plan and all outstanding awards shall be rendered immediately void and of no effect. The Committee may grant awards under the Plan prior to such approval, but any such award shall become effective as of the date of grant only upon such approval and, accordingly, no such award may be exercisable prior to such approval.

         (k) Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: President, and, if to an optionee, to the address as appearing on the records of the Company.

10.       AMENDMENTS AND TERMINATION.

          The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards theretofore made under the Plan.


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          Unless approved by the holders of Common Stock of the Company, no amendment of the Plan shall be be effective that would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of shares which may be issued under the Plan, (iii) materially modify the requirements for participation in the Plan, or (iv) make such other changes in the Plan which would require shareholder approval pursuant to Rule 16b-3 under the 1934 Act.

          With the consent of the Participant affected, the Committee may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.

11.       EFFECTIVE DATE AND TERM OF PLAN.

          The Plan shall become effective on the date it is approved by the stockholders of the Company. No awards shall be made under the Plan after April 1, 2012. The Plan will continue in effect for existing awards so long as any such award is outstanding.





AS APPROVED BY THE STOCKHOLDERS ON MAY 21, 2002, with amendments adopted by the board of directors on May 21, 2002. The amendments, which reduced the number of shares authorized under the Plan, limited the restriction period for restricted stock awards to not less than 3 years and clarified the circumstances under which the Plan may be amended without shareholder approval, were adopted by the board of directors at the request of certain institutional shareholders as a condition to such shareholders' agreement to vote in favor of the Plan.


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